UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

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EXEGENICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eXegenics Inc.
1250 Pittsford-Victor Road
Building 200, Suite 280
Pittsford, New York 14534

December 9, 2005

Dear Stockholder,

  We cordially invite you to attend our 2005 annual meeting of stockholders to be held at 9:00 a.m. on Friday, January 6, 2006 at 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about eXegenics, Inc. that you should consider when you vote your shares.

  If you do not plan to attend the Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

  We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ JOHN A. PAGANELLI
John A. Paganelli
Interim Chief Executive Officer
Chairman of the Board

YOUR VOTE IS IMPORTANT

  In order to assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

eXegenics Inc.
1250 Pittsford-Victor Road
Building 200, Suite 280
Pittsford, New York 14534

December 9, 2005

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 a.m.

DATE: January 6, 2006

PLACE: Our Office (1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534)

PURPOSES:

1. To elect four directors to serve one-year terms expiring in 2006.

2. To ratify the appointment of Rotenberg & Company, LLP as the company’s independent auditors for the fiscal year ending December 31, 2005.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of record at the close of business on December 5, 2005 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, while the transfer books remain open prior thereto, at eXegenic’s offices during regular business hours.

By Order of the Board of Directors

/s/ JOHN A. PAGANELLI
John A. Paganelli
Chairman

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

eXegenics Inc.
1250 Pittsford-Victor Road
Building 200, Suite 280
Pittsford, New York 14534
(585) 218-4368

PROXY STATEMENT FOR THE EXEGENICS INC.
2005 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHO MAY VOTE:

You may vote if you were a record owner of our stock (common and/or preferred) at the close of business on December 5, 2005.

STOCKHOLDERS’ LIST:

A list of stockholders of record will be available during the 10 days prior to the meeting for examination by shareholders for any purpose germane to the meeting during normal business hours at our offices at the address above. This list will also be available at and for the duration of the meeting on January 6, 2006.

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2005 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. In addition, certain of you may be able to vote your shares either via the Internet or by telephone.

On approximately December 12, 2005 we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned our common stock and/or series A preferred stock at the close of business on December 5, 2005 are entitled to vote at the annual meeting. On this record date, there were 16,877,818 shares of our common stock outstanding and 1,020,047 shares of our series A preferred stock outstanding. Our common stock and series A preferred stock are our only classes of voting stock. We are also sending, along with this proxy statement, our 2004 annual report, which includes our financial statements for the fiscal year ended December 31, 2004.

HOW MANY VOTES DO I HAVE?

Each share of our common stock and series A preferred stock that you own entitles you to one vote.

HOW DO I VOTE?

You may vote by signing and mailing your proxy card, or according to the instructions on your proxy card.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

If you properly fill in your proxy card and send it to us in time, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

The Board of Directors recommends that you vote as follows:

- “FOR” the election of the nominees for director; and

- “FOR” the ratification of the selection of independent auditors for our fiscal year ending December 31, 2005.

If any other matter is presented, your proxyholder will vote your shares in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

- You may send in another proxy at a later date;

- If telephone or Internet voting instructions are included with your proxy card, you may vote either via the Internet or by telephone at a later date;

- You may notify our Secretary in writing before the annual meeting that you have revoked your proxy; or

- You may vote in person at the annual meeting.

HOW DO I VOTE IN PERSON?

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 5, 2005, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECT DIRECTORS: The four nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected.

PROPOSAL 2: RATIFY SELECTION OF AUDITORS: The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors.

WHAT IS THE EFFECT OF BROKER NON-VOTES, WITHHOLDINGS AND ABSTENTIONS?

- Broker Non-Votes: If a broker that is a record holder of stock returns a signed proxy, the shares of stock held by such broker will be considered present at the meeting and will be counted toward establishing a quorum, whether or not the broker has discretionary authority to vote on each matter. If a signed proxy is received from a broker that does not have discretionary authority to vote on one or more matters, the proxy will be considered a “broker non-vote” for that matter. Broker non-votes will have no effect on the outcome of the election of directors and the ratification of the appointment of the auditors for the current fiscal year.

- Withholdings: Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

- Abstentions: Because abstentions are treated as shares present or represented and entitled to vote at the annual meeting, abstentions will have the same effect as votes against the proposal.

IS VOTING CONFIDENTIAL?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies by mail, telephone, telegram, telex, fax, email and in person. No additional compensation will be paid for such solicitation. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

ATTENDING THE ANNUAL MEETING

The annual meeting will be held at 9:00 a.m. on Friday, January 6, 2006 at our office, located at 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534. When you arrive at our office, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

VOTING

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted will be superseded by the vote that you cast at the annual meeting.

DISSENTERS’ RIGHTS

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, such requests should be addressed to eXegenics Inc., 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534, and our telephone number at such office is (585) 218-4368. You may also contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another eXegenics shareholder and, together, both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

- If your eXegenics shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, Plaza Level, New York, New York 10038, Attention: Shareholder Services.

- If a broker or other nominee holds your eXegenics shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of shares of our common stock and series A preferred stock beneficially owned as of December 5, 2005 by the following persons:

- each stockholder known by us to beneficially own more than 5% of the outstanding shares of either the common stock or series A preferred stock;

- each current member of the Board of Directors;

- our President and Chief Executive Officer and each of our next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2004, collectively referred to below as our named executive officers; and

- and all directors and named executive officers as a group.

To our knowledge and unless otherwise indicated, each person in the table has sole voting power and investment power, or shares such power with his or her spouse, with respect to all shares of capital stock listed as owned by such person.

The number of shares beneficially owned by each stockholder is determined under the rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days after December 5, 2005 through the exercise of any option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

	Common Stock		Series A Preferred Stock
Name and Address of Beneficial Owner(1)	Number	Percent of Class(2)	Number	Percent of Class(3)	Percent of all Voting Securities(4)
Bruce Meyers (5)(9)	1,263,328	7.17%	39,051	3.83%	7.00%
J Morton Davis (14).	892,500	5.32%	—	—	5.01%
John A. Paganelli (10).	90,000	*	—	—	*
Robert A. Baron (11)	109,800	*	—	—	*
Robert Benou (12)	65,000	*	—	—	*
David Lee Spencer, M.D (13).	839,100	4.99%	—	—	4.71%
Ronald L. Goode, Ph.D. (6)	311,700	1.86%	—	—	1.75%
David E. Riggs (7)	82,200	*	—	—	*
David Hostelley	—	—	—	—	—
Directors and executive officers as a group (5 persons)(8)	1,111,100	6.56%	—	—	6.24%
* Less than One Percent.

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o eXegenics Inc., 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534.

(2)
Calculated on the basis of 16,777,818 shares of common stock issued and outstanding as of December 5, 2005 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership percentage of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of series A preferred stock.

(3) Calculated on the basis of 1,020,047 shares of series A preferred stock outstanding as of December 5, 2005.

(4)
Calculated on the basis of an aggregate of 16,777,818 shares of common stock and 1,020,047 shares of series A preferred stock issued and outstanding as of December 5, 2005, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of series A preferred stock.

(5)
Mr. Meyers’ address is c/o Meyers Associates, L.P., 45 Broadway, New York, New York 10006. The amount shown for Mr. Meyers includes: 859,645 shares owned by Mr. Meyers; 4,740 shares owned by the Bruce Meyers Keogh; 33,800 shares of the Company’s common stock owned by the Joseph Rita and Bruce Meyers Foundation for Life Inc. (Mr. Meyers is the Chairman of the Board of the Joseph Rita and Bruce Meyers Foundation for Life), 39,051 shares of the Company’s common stock issuable upon the conversion of 39,051 shares of preferred stock owned by Bruce Meyers; and the following securities owned by Meyers Associates, L.P. of which Mr. Meyers, is an executive officer, the sole shareholder and director of the general partner of Meyers Associates, L.P.; 76,092 shares of common stock, and 250,000 shares of common stock issuable upon the exercise of currently exercisable five-year warrants issued in 2002 to Meyers Associates, L.P. A portion of the shares beneficially owned by Mr. Meyers were obtained for services provided by Meyers Associates, L.P. a registered broker dealer. The services provided by Meyers Associates, L.P. included acting as financial advisor, placement agent and/or underwriter to the Company. The percent of the class of common stock of the Company owned by Mr. Meyers is Based on the Company’s having 17,066,869 shares of common stock outstanding, which assumes the conversion of currently exercisable warrants issued to Meyers Associates, L.P. into 250,000 shares of the Company’s common stock and the conversion of Mr. Meyer’s series A preferred stock to common stock.

(6)
Ownership consists of 311,700 shares of common stock, 200,000 of which were acquired upon Dr. Goode’s exercise of options in May 2004. Dr. Goode’s address is 3701 Cragmont Avenue, Dallas, Texas 75205. Beneficial ownership information taken from Dr. Goode’s disclosure to the Company.

(7)
Ownership consists of 7,200 shares of common stock and options to purchase 75,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 125,000 shares of common stock not exercisable within 60 days of the date hereof.

(8)	Ownership consists of 951,100 shares of common stock and options to purchase an aggregate of 160,000 shares of common stock, which are currently exercisable or exercisable within 60 days of the date hereof. Does not include options to purchase 125,000 shares of common stock not exercisable within 60 days of the date hereof.

(9)	Beneficial ownership information taken from Schedule 14A file number 03896368 filed September 15, 2003.

(10)	Ownership consists of 50,000 shares of common stock and options to purchase 40,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof.

(11)	Ownership consists of 69,800 shares of common stock and options to purchase 40,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof.

(12)	Ownership consists of 25,000 shares of common stock and options to purchase 40,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof.

(13)	Ownership consists of 799,100 shares of common stock and options to purchase 40,000 shares of common stock currently exercisable or exercisable within 60 days of the date hereof.

(14)	Beneficial ownership information and the information under this footnote taken from Schedule 13G file number 005-51671 filed April 7, 2005. Includes 248,000 shares of common stock owned by D.H. Blair Investment Banking Corp. (“Blair Investment”), and (ii) 644,500 shares owned by Rosalind Davidowitz (Mr. Davis’ wife). Mr. Davis’ business address is 44 Wall Street, New York, New York 10005. Mrs. Davidowitz’s address is 7 Sutton Place South, Lawrence, New York 11559. As of April 5, 2005 Rosalind Davidowitz may be deemed to beneficially own 892,500 shares of common stock (644,500 shares owned directly by Rosalind Davidowitz, and 248.000 share of common stock owned by Blair Investment). Mr. David has sole power to vote or to direct the vote, to dispose or to direct the disposition of those shares owned by Blair Investment. Ms. Davidowitz has sole power to vote or to direct the disposition of those shares owned directly by her. Each of Ms. Davidowitz and Mr. Davis do not deem the filing of the aforementioned Schedule 13G as an admission by each of beneficial ownership of the securities owned by the other.

MANAGEMENT

BOARD OF DIRECTORS

Under our Bylaws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until our next annual meeting of stockholders and until their successors have been elected and qualified. On November 28, 2005, our Board of Directors voted to set the size of the Board of Directors at four and to nominate John A. Paganelli, Robert Benou, Robert Baron, and Dr. David Spencer for election at the Meeting.

Set forth below are the names of the persons currently serving as a director, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

The following information is furnished as to each nominee for election as a director and each of the current directors:

Name	Age	Position with the Company
John A. Paganelli	71	Director, Chairman of the Board
Robert A. Baron	65	Director
Robert Benou	71	Director
David Lee Spencer, M.D.	61	Director

John A. Paganelli was President and Chief Executive Officer of Transamerica Life Insurance Company of New York from 1992 to 1997. Since 1987, Mr. Paganelli has been a partner in RFG Associates, a financial planning organization. Mr. Paganelli is the Manager of Pharos Systems Partners, LLC, a company formed to raise capital to purchase the controlling interest in Pharos Systems International, a software development company. Mr. Paganelli is Chairman of the Board of Pharos Systems International. He was Vice President and Executive Vice President of PEG Capital Management, an investment advisory organization, from 1987 until 2000. From 1980 to January 2003, Mr. Paganelli was an officer and director-shareholder of Mike Barnard Chevrolet, Inc., an automobile dealership. Mr. Paganelli holds a BA degree in English from the Virginia Military Institute.

Robert A. Baron has been the President of Cash City, Inc. since 1999. Cash City is a payday advance and check cashing business. From 1997 to 1999 Mr. Baron was the President of East Coast Operations for CSS/TSC, Inc., a distributor of blank t-shirts and fleece and accessories and a subsidiary of Tultex, Inc., a publicly held company. From 1986 to 1997, Mr. Baron was the chairman of T shirt City, Inc., a privately held company. From 1993 to 1997, Mr. Baron was a member of the Board of Directors of Suburban Bank Corp. When Mr. Baron was on Suburban’s board, its common stock was traded on NASDAQ. Mr. Baron has a B.S. in Business from Ohio State University.

Robert S. Benou has been a director of Conolog Corporation, a publicly held company that provides engineering technical personnel placement and manufactures a line of digital signal processing systems, since 1968 and served as its President from 1968 until May 2001 when he was elected Conolog’s Chairman and Chief Executive Officer. Mr. Benou has also been a member of the Board of Directors of Diversified Security Solutions, Inc., since June 2001. Diversified Security Solutions, Inc. is a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Mr. Benou is also a member of Diversified Security Solutions’ audit committee. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering.

David Lee Spencer, M.D. has been an orthopedic surgeon since 1977. Dr. Spencer has been a Clinical Associate in orthopedic surgery at the University of Illinois since 1999. Dr. Spencer is also an attending surgeon at the University of Illinois Hospital Medical Center and Lutheran General Hospital. Dr. Spencer received his B.A. and M.D. degrees from the University of Iowa.

Committees of the Board of Directors and Meetings

Committee Structure

During fiscal 2004, our Board had three permanent committees (Audit Committee, Compensation Committee and Nominating Committee) and one ad hoc committee (Business Opportunities Search Committee).

Meeting Attendance

During the fiscal year ended December 31, 2004, there were 10 meetings of our Board, and the various committees of the Board met a total of five times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2004.

Audit Committee

Our Audit Committee met five times during fiscal 2004. This committee currently consists of three members, Robert Baron, Robert Benou and Dr. David Spencer. On December 16, 2003, Mr. Benou was appointed Chairman of the Audit Committee. On December 22, 2003 Mr. Baron and Mr. Huntz were appointed to the Audit Committee. Our Audit Committee reviews the engagement of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Board has determined that the Company has at least one audit committee financial expert serving on our Audit Committee. On June 22, 2004 John J. Huntz resigned as a member of the Company’s Board of Directors and thus as a member of the Audit Committee. On September 8, 2004, the board of directors of the Company appointed David Lee Spencer to serve as the third member of the audit committee.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. The Board of Directors has adopted and amended a written charter for the Audit Committee, which is attached hereto as Appendix A. The report of the Audit Committee is set forth elsewhere in this proxy statement.

Compensation Committee

Our Compensation Committee held no formal meetings times during fiscal 2004. This committee consisted of three members: Robert Baron (Chairman), David Lee Spencer, M.D. and John J. Huntz, Jr. On June 22, 2004 John J. Huntz resigned as a member of the Company’s Board of Directors and thus as a member of the Compensation Committee. The Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success.

Compensation Committee Interlocks and Insider Participation

None of the members of our current Compensation Committee serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating Committee

The Board did not elect new members to this committee until January 8, 2004 when David Spencer and John Huntz were named to this committee. The committee’s role, following consultation with all other members of the Board of Directors, was to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. The Nominating Committee has one sitting member at this time (as John Huntz has resigned from the Board of Directors) David Spencer. The Nominating Committee does not have a charter. As there is only one member of this committee, and given the current status of the Company, the entire Board has assumed the role of the Nominating Committee.

Each notice of nomination by a shareholder must set forth (i) such information relating to a nominee that is required by Regulation 14A under the Securities Exchange Act of 1934, (ii) the nominee’s written consent to being named as a nominee and to serving as a director, if elected, (iii) the name, address and eXegenics stock ownership information of the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination is made, and (iv) whether such stockholder or beneficial owner intends to deliver proxy materials to a sufficient number of stockholders required to elect such nominee.

Code of Ethics

We have adopted a code of ethics that applies to our directors and executive officer. If we make any substantive amendment to our code of ethics or grant any waiver from a provision of the code of ethics to our Chief Executive Officer or Chief Financial Officer, including an implicit waiver, we intend to satisfy the information disclosure requirements under Item 10 of Form 8-K regarding such amendment or waiver.

Business Opportunities Search Committee

Our Business Opportunities Search Committee met informally several times during fiscal 2004. The committee has two members, Robert Baron and John A. Paganelli. This committee reviews potential business alliances.

Compensation of Directors

In December 2003, the new Directors agreed to a new compensation plan. Directors receive a flat $6,250 per quarter, due the day after the commencement of each calendar quarter for their service. The Chairman of the Board receives an annual salary of $75,000.

Directors are eligible to participate in our Amended and Restated 2000 Stock Option Plan, or the Plan. The prior Board previously approved an option grant schedule for non-employee directors that provides for an option to purchase 50,000 shares of our common stock upon first joining the Board and then annual grants to be awarded at the beginning of each calendar year as follows: an option to purchase 25,000 shares of our common stock until a total of 150,000 options is reached, an option to purchase 15,000 shares of our common stock until a total of 200,000 options is reached, and then an option to purchase 10,000 shares of our common stock every year thereafter. The initial grant of an option to purchase 50,000 shares of our common stock has an exercise price equivalent to the fair market value of our common stock on the date of issuance, while each annual option grant has an exercise price equivalent to the fair market value of our common stock on the second Friday of January of the year, the date of grant. In addition, directors are eligible to receive other periodic grants of options from time to time under the Plan. Options granted under the Plan to non-employee directors are immediately exercisable on the date of grant. The current Board has approved all members of the Board receive, at the time of joining the Board a grant of 25,000 shares of Common Stock, with the Chairman receiving 50,000 shares; each member of the Board receives an option to purchase 5,000 shares of Common Stock on the first day of each calendar quarter in which such individual is a member of the Board, with an exercise price equal to the market price of the Common Stock on the close of first trading day of each quarter.

In March 2005 the Board of Directors approved the grant of 50,000 shares of the Company’s Common Stock to each of Paganelli and Baron upon the closing of a transaction which results in a change of control, provided each such recipient is a member of the Board at such time. Such grants are subject to shareholder approval.

In June 2005 the Board of Directors approved the following additional compensation to the members of the Board of Directors: (i) to Robert Baron for assuming the additional responsibilities required as Chairman of the Business Opportunities Search Committee, (a) $25,000 per annum, payable pro rata on a quarterly basis, on the first business day of each quarter (such to commence as of the calendar quarter commencing July 1, 2005) for which Mr. Baron serves as Chairman of the Business Opportunities Search Committee, and (b) a grant of Twenty Five Thousand (25,000) shares of the Company’s Common Stock with standard restrictive legend, upon the closing of a transaction which result in a change of control of the Company, provided Mr. Baron is a member of the Board at such time. Such grant of Common Stock shall be subject to shareholder approval; (ii) to David Spencer for assuming the additional responsibilities required by Dr. Spencer as Chairman of the Compensation Committee, that Dr. Spencer receive $5,000 per annum, payable pro rata on a quarterly basis, on the first business day of each quarter (such to commence as of the calendar quarter commencing July 1, 2005) for which Dr. Spencer serves as the Chairman of the Compensation Committee; (iii) to John Paganelli for assuming the additional responsibilities of Interim Chief Executive Officer: (a) $25,000 per annum, payable pro rata on a quarterly basis, on the first business day of each quarter (such to commence as of the calendar quarter commencing July 1, 2005) for which Mr. Paganelli serves as Interim Chief Executive Officer, and (b) a grant of Twenty Five Thousand (25,000) shares of the Company’s Common Stock with standard restrictive legend, upon the closing of a transaction which result in a change of control of the Company, provided Mr. Paganelli is a member of the Board at such time. Such grant of Common Stock shall be subject to shareholder approval; and (iv) to Robert Benou for assuming the additional responsibilities required as Chairman of the Audit Committee, $5,000 per annum, payable pro rata on a quarterly basis, on the first business day of each quarter (such to commence as of the calendar quarter commencing July 1, 2005) for which Mr. Benou serves as the Chairman of the for assuming the additional responsibilities required as Chairman of the Company’s Audit Committee.

EXECUTIVE OFFICERS

On March 29, 2004, David Riggs was named President and Chief Executive Officer of the Company. On June 29, 2005 the Company and David Riggs mutually agreed that Mr. Riggs would relinquish his duties as President, Chief Executive and Chief Financial Officer of the Company. On June 29, 2005 Chairman of the Board, John Paganelli, assumed the role of Interim Chief Executive Officer and Interim Chief Financial Officer. For biographical information on Mr. Paganelli please see disclosure above.

On July 1, 2005 David Hostelley was named Chief Financial Officer of the Company. Dr. Hostelley is a CPA in the states of Ohio and New York, USA. In 1984 he earned his Ph.D. in management while a lecturer in the MBA Program of Baldwin-Wallace College. He currently serves on the Executive Committee of the Cleveland Chapter of the Muscular Dystrophy Association. Dr. Hostelley is currently the Chief Financial Officer for: DSI Direct Sales, Inc. (symbol DSDI.pk), and Rose Group Corporation of Nevada (symbol RGPC.pk). Dr. Hostelley is also CEO/President Velocity International Corp. (symbol VCYI.pk). None of these companies has any affiliations or dealings with the Company.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following Summary Compensation Table sets forth summary information as to compensation received by our former Chief Executive Officer and each of our other most highly compensated executive officers who were employed by us at the end of fiscal 2004 for services rendered to us in all capacities during the three fiscal years ended December 31, 2004, 2003 and 2002, and who earned in excess of $100,000 for services rendered to us during fiscal 2004.
					Long-Term
	Annual Compensation				Compensation
					Securities
				Other Annual	Underlying
Name and Principal Position	Year	Salary	Bonus (4)	Compensation	Options(#)
Ronald L. Goode, Ph.D	2004	—	—	—	—
former President, CEO (2)	2003	$405,000	$105,000	$12,000(1)	—
	2002	$373,333	$105,000	$12,000(1)	300,000

David E. Riggs	2004	$235,000	—	—	75,000
Former President, CFO (4)	2003	$190,561	—	—	225,000
	2002	—	—	—	—

(1)	Other annual compensation for Dr. Goode during fiscal 2003 consisted of a $12,000 car allowance.
(2)	Dr. Goode served as our President and Chief Executive Officer until February 23, 2004.
(3)
Mr. Riggs joined the Company March 10, 2003 at an initial annual base salary of $235,000. On or about March 2004 Mr. Riggs was named President and Chief Financial Officer of the Company. Mr. Riggs served as our President and Chief Financial Officer until June 29, 2005.

(4)	Bonuses paid in the year reported were earned in the previous year.

OPTION GRANTS IN OUR LAST FISCAL YEAR

The following table shows grants of stock options that we made during the fiscal year ended December 31, 2004 to each of our executive officers named in the Summary Compensation Table, above.

Individual Grants
Potential Realizable
	Number of				Value at Assumed
	Securities	% of Total			Annual Rates of Stock
	Underlying	Options			Price Appreciation for
	Options	Granted to	Exercise or		Option Term(2)
	Granted	Employees in	Base Price	Expiration
Name	(#)	Fiscal Year	($/Share)	Date	5%	10%
David E. Riggs (1)	75,000	100	$0.84	6/30/07	$102,620	$163,406

(1)
The options are non-qualified stock options, granted pursuant to the Company’s Amended and Restated 2000 Stock Option Plan. In conjunction with Mr. Riggs being named President and Chief Executive Officer of the Company, in approximately March 2004 Mr. Riggs was granted, pursuant an amendment to Mr. Riggs employment agreement, pursuant to the Company’s Amended and Restated 2000 Stock Option Plan, options to purchase 75,000 shares of Common Stock at an exercise price of $.84 per share. Pursuant to the Separation Agreement between the Company and Mr. Riggs these options expire on June 30, 2007.

(2)
In accordance with the rules of the SEC, we show in these columns the potential realizable value over the term of the option (the period from the grant date to the expiration date). We calculate this assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on assumed rates of appreciation and do not represent an estimate of our future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the option holder’s continued employment with us through the option exercise period, and the date on which the option is exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

  The following table shows information regarding exercises of options to purchase our common stock by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2004. The table also shows the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2004. The value of the unexercised in-the-money options at fiscal year end is based on a value of $0.34 per share, the closing price of our stock on the OTC Bulletin Board on December 31, 2004 (the last trading day prior to the fiscal year end), less the per share exercise price.

Number of Securities
			Underlying Unexercised		Value of the Unexercised
			Options at Fiscal		In-The-Money Options
	Shares		Year-End		at Fiscal Year-End
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald L. Goode, Ph.D	200,000	$86,000	—	—	N/A	N/A
David E. Riggs(2)	—	N/A	75,000	225,000	N/A	N/A

(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.
(2) Pursuant to the Separation Agreement between the Company and Mr. Riggs, the Company Stock Options to purchase 225,000 shares of Company Common Stock granted under the Nonqualified Stock Option Agreement dated March 10, 2003 terminate on September 30, 2005, and the Company Stock Options to purchase 75,000 shares of Company Common Stock granted under the Nonqualified Stock Option Agreement dated March 29, 2004 shall terminate on June 30, 2007.

Ninety days after the termination of Dr. Goode’s employment with the Company 500,000 of Dr. Goode’s options expired. On or about May 12, 2004 Dr. Goode exercised options and purchased 200,000 shares of Common Stock at an exercise price of $.54 per share. On May 12, 2004 the closing price of our Common Stock was $.79. Thus according to the table above the “Value Realized (1)” was Fifty Thousand ($50,000) Dollars.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

Ronald L. Goode, Ph.D. entered into an employment agreement with us on March 21, 2001 to serve as our President and Chief Executive Officer until March 21, 2004. The employment agreement provided for the payment to Dr. Goode of a base salary of $375,000 per year with an annual bonus payment of up to 60% of Dr. Goode’s base salary, at the discretion of the Board of Directors. On December 9, 2002, Dr. Goode’s base salary was increased to $405,000 and he was awarded a bonus, payable in January 2003, of $105,000. The employment agreement provides that in the event Dr. Goode’s employment is terminated by us without cause, Dr. Goode terminates his employment for good reason, or upon a change of control as defined in the agreement, Dr. Goode shall receive severance payments of equal monthly installments at the base rate until the expiration of 18 months following the date of termination, if such date is after March 21, 2003. Dr. Goode also receives a car expense allowance of $1,000 per month under the employment agreement. On December 18, 2003, the New Board notified Dr. Goode that his employment agreement would not be renewed. The employment agreement contains a two-year post-termination non-compete, non-solicitation and non-disclosure agreement. On February 23, 2004, Dr. Goode resigned, thereby terminating his employment agreement with the Company that was to expire on March 21, 2004. Dr. Goode has claimed that he left his positions in part because the New Board has created an environment where his ability to perform his job functions has been diminished. We wholeheartedly dispute each of Dr. Goode’s claims.

David E. Riggs, entered into an employment agreement with us on March 10, 2003 to serve as our Vice President, Chief Business Officer, Chief Financial Officer and Secretary until March 9, 2006, to be automatically renewed for additional one-year periods, unless sooner terminated. The employment agreement provides for the payment to Mr. Riggs of a base salary of $235,000 per year with an annual bonus payment of up to 30% of Mr. Riggs’s base salary, at the discretion of the Board of Directors. The employment agreement provides that in the event Mr. Riggs’s employment is terminated by us without cause or by Mr. Riggs for good reason, Mr. Riggs shall receive severance payments of equal monthly installments at the then current base rate until either (i) the expiration of 12 months following the date of termination, if such date is prior to March 10, 2004, (ii) the expiration of nine months following the date of termination, if such date is before March 10, 2005, (iii) the expiration of six months following the date of termination, if such date is before March 9, 2006, or (iv) the expiration of six months following the date of termination, if such date is during a renewal period. The employment agreement contains a one-year post-termination non-compete, non-solicitation and non-disclosure agreement. On or about March 2004 Mr. Riggs was named President and Chief Executive Officer of the Company. In conjunction with Mr. Riggs being named President and Chief Executive Officer of the Company, in approximately March 2004 Mr. Riggs was granted, pursuant to the Company’s Amended and Restated 2000 Stock Option Plan, options to purchase 75,000 shares of Common Stock at an exercise price of $.84 per share. These options vest annually in three equal installments commencing the date of grant. On June 29, 2005 the Company and David Riggs mutually agreed that Mr. Riggs would relinquish his duties as President, Chief Executive and Chief Financial Officer of the Company. Pursuant to the Separation Agreement between the Company and Mr. Riggs, the Company Stock Options to purchase 225,000 shares of Company Common Stock granted under the Nonqualified Stock Option Agreement dated March 10, 2003 terminate on September 30, 2005, and the Company Stock Options to purchase 75,000 shares of Company Common Stock granted under the Nonqualified Stock Option Agreement dated March 29, 2004 shall terminate on June 30, 2007.

On June 29, 2005 Chairman of the Board, John Paganelli, assumed the role of Interim Chief Executive Officer and Interim Chief Financial Officer. For biographical information on Mr. Paganelli please see disclosure above.

On July 1, 2005 David Hostelley was named Chief Financial Officer of the Company. The Company entered into an agreement with Mr. Hostelley whereby Mr. Hostelley will serve as Chief Financial Officer of the Company on a month to month basis and receive compensation of Two Thousand Five Hundred ($2,500) Dollars per month.

PERFORMANCE TABLE

  The following table compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on December 31, 2000 and ending on December 31, 2004 (as measured by dividing (A) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period; by (B) our share price at the beginning of the measurement period) with the cumulative total return of the Nasdaq Stock Market our peer group (Nasdaq Biotech Index) during such period. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG
EXEGENICS INC.
NASDAQ MARKET INDEX AND SIC CODE INDEX

(PERFORMANCE TABLE)

	2000	2001	2002	2003	2004
EXEGENICS INC	$100.00	$45.15	$4.75	$12.20	$4.61
NASDAQ Market Index	$100.00	$78.95	$54.06	$81.09	$88.06
Nasdaq Biotech Index	$100.00	$83.92	$45.88	$66.87	$70.97

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

This report is submitted by the Compensation Committee, which is responsible for establishing and administering our executive compensation policies and stock option plans. This committee is composed of David Spencer and Robert Baron (John Huntz was a member of this committee until his resignation from the Board), none of whom is an employee of ours. This report addresses the compensation policies for the fiscal year ended December 31, 2004 as they affected our President and Chief Executive Officer, and our other executive officers.

The Company strives to apply a uniform philosophy to compensation for all of its employees, including the members of its senior management. This philosophy is based on the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives.

The goals of the Company’s compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward officers who contribute to the long-term success of the Company. The Company’s compensation program for officers is based on the following principles, which are applicable to compensation decisions for all employees of the Company. The Company attempts to pay its officers competitively in order to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

During the last fiscal year, the compensation of officers consisted principally of salary. Salary levels have been set based upon historical levels, amounts being paid by comparable companies and performance.

In consideration for his services as the Company’s President and Chief Executive Officer for the fiscal year ended December 31, 2004, Mr. Riggs received compensation consisting of a salary of $235,000. Mr. Riggs served as President from March 2004 until June 2005, when the Company entered into a Separation Agreement with Mr. Riggs. Pursuant to this Separation Agreement, and the terms of his Employment Agreement, Mr. Riggs received a payment of $117,500.00 (less customary payroll deductions), and the Company Stock Options to purchase 225,000 shares of Company Common Stock granted under the Nonqualified Stock Option Agreement dated March 10, 2003 terminate on September 30, 2005, and the Company Stock Options to purchase 75,000 shares of Company Common Stock granted under the Nonqualified Stock Option Agreement dated March 29, 2004 shall terminate on June 30, 2007.

Dr. Goode was retained by the prior Board and the new Board did not renew Dr. Goode’s employment agreement. As of February 23, 2004 Dr. Ronald Goode resigned his position with the Company as CEO and President thereby terminating his employment agreement with the Company which expires on March 21, 2004. Ninety days after the termination of Dr. Goode’s employment with the Company 500,000 of Dr. Goode’s options expired. On or about May 12, 2004 Dr. Goode exercised options and purchased 200,000 shares of Common Stock at an exercise price of $.54 per share.

REPORT OF AUDIT COMMITTEE

  The Audit Committee of the Board of Directors has furnished the following report:

On September 22, 2005, the Audit Committee recommended to the Board of Directors that the Company dismiss BDO Seidman, LLP as the Company’s Independent Auditors, and recommend to the Board that the Company retain Rotenberg & Co. LLP (“Rotenberg”) as the Company’s Independent Auditors. On September 22, 2005 the Company dismissed BDO Seidman LLP (“BDO”) as its principal accountants to audit the Company's financial statements and named Rotenberg as the Company’s Independent Auditors for the fiscal year ended December 31, 2005.

The report of BDO on the financial statements of the Company for either of the past two years did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the interim period from January 1, 2005 through the date of dismissal, the Company did not have any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through September 29, 2005, Rotenberg was not engaged as the Company’s principal accountant to audit the Company’s financial statements nor was it consulted regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee’s role and responsibilities are set forth in a charter adopted by the Board. This Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2004, the Audit Committee took the following actions:

- Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and BDO Seidman LLP our former independent auditors;

- Discussed with BDO Seidman LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

- Received written disclosures and the letter from BDO Seidman LLP, regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with BDO Seidman LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and BDO Seidman LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with, with the exception of the following late filings: Form 3 by David Riggs, our former President, Chief Executive Officer and Chief Financial Officer; two Form 4’s by each of Messrs. Paganelli, Benou, and Spencer; and three Form 4’s by Mr. Baron. Otherwise, the Company believes all Section 16(a) filing requirements applicable to all such persons were complied with during the fiscal year covered by this report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ronald L. Goode, Ph.D.

In May 2001, we sold 100,000 shares of common stock to our former President and Chief Executive Officer, Ronald L. Goode, Ph.D., for a purchase price of $3.25 per share, the fair market value at the time of the transaction. Dr. Goode paid the purchase price of $325,000 with $25,000 in cash and issued a $300,000 five-year promissory note to us bearing interest at a rate of 4.71% per annum, with interest payable semi-annually. The 100,000 shares sold to Dr. Goode, serve as collateral to secure the note. Through December 31, 2003, Dr. Goode has made $36,000 in interest payments. A stock certificate for these shares was not issued to Dr. Goode until September 2003. In February 2004, Dr. Goode resigned, thereby terminating his employment agreement with the company that was set to expire on March 21, 2004. Dr. Goode has claimed that he left his positions in part because the Board has created an environment where his ability to perform his job functions has been diminished. We wholeheartedly dispute each of Dr. Goode’s claims. Dr. Goode has failed to make the semi annual interest payments due May and November 2005, and the Company is contemplating its remedies available under the note.

PROPOSAL 1:

ELECTION OF DIRECTORS

On November 28, 2005 the Board of Directors nominated John A. Paganelli, Robert Benou, Robert Baron, and David Spencer for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2005 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of John A. Paganelli, Robert Benou, Robert Baron, and David Spencer. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

The approval by a plurality of votes cast is required for the election of directors; therefore, the four nominees receiving the most votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOHN A. PAGANELLI, ROBERT BENOU, ROBERT BARON, AND DAVID SPENCER AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Rotenberg & Company, LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2005. The Board proposes that the stockholders ratify this appointment. BDO Seidman, LLP audited our financial statements for the fiscal year ended December 31, 2004.

On September 22, 2005, the Audit Committee recommended to the Board of Directors that the Company dismiss BDO Seidman, LLP as the Company’s Independent Auditors, and recommend to the Board that the Company retain Rotenberg & Co. LLP (“Rotenberg”) as the Company’s Independent Auditors. On September 22, 2005 the Company dismissed BDO Seidman LLP (“BDO”) as our principal accountants to audit the Company's financial statements and named Rotenberg as the Company’s Independent Auditors for the fiscal year ended December 31, 2005.

We expect that representatives of Rotenberg & Company, LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions. The following represents fees for professional audit services rendered by BDO Seidman, LLP (“our principal accountants”) for the audit of our annual financial statements for the years ended December 31, 2004 and December 31, 2003.

Audit Fees

Our principal accountants billed us an aggregate of $62,000 and $113,000 in fees and expenses for professional services rendered in connection with the audits of our financial statements for the calendar years ended December 31, 2004 and 2003, respectively, and reviews of the financial statements included in our quarterly reports on Form 10-Q during such calendar years.

Audit Related Fees

Our principal accountants billed us an aggregate of $31,000 and $48,000 in audit related fees for due diligence for the calendar years ended December 31, 2004 and 2003, respectively.

Tax Fees

Our principal accountants billed us an aggregate of $20,000 and $15,000 in fees and expenses for tax compliance, tax advice and tax planning during calendar years ended December 31, 2004 and 2003, respectively.

All Other Fees

Our principal accountants did not bill us any additional fees that are not disclosed under audit fees, audit related fees or tax fees in each of the last two calendar years.

Audit Committee Pre-Approval Process, Policies and Procedures

The Audit Committee of the Board approved the appointment of Rotenberg & Company, LLP as the replacement auditors to BDO Seidman, LLP. Our principal auditors have performed their audit procedures in accordance with pre-approved policies and procedures established by our Audit Committee.  Our principal auditors have informed our Audit Committee of the scope and nature of each service provided.  With respect to the provisions of services other than audit, review, or attest services, our principal accountants brought such services to the attention of our Audit Committee, or one or more members of our Audit Committee for the members of our Board of Directors to whom authority to grant such approval had been delegated by the Audit Committee, prior to commencing such services.  Such services primarily consisted of due diligence and tax related services.

In the event the stockholders do not ratify the appointment of Rotenberg & Company, LLP as our independent public accountants, the Board of Directors will reconsider its appointment.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ROTENBERG & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented at the Company’s annual meeting of stockholders to be held in 2006 must be received by the Company no later than March 1, 2006, if such proposals are to be included in the proxy statement and related proxy materials relating to that meeting. The proxy solicited by the Board for the annual meeting of stockholders to be held in 2006 will confer discretionary authority to vote as the proxy holders deem advisable on any stockholder proposal which is considered untimely. All stockholder proposals should be marked for the attention of Secretary, eXegenics Inc., 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

/s/ JOHN A. PAGANELLI
John A. Paganelli
Chairman of the Board

December 9, 2005

APPENDIX A
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee Charter, as approved by the Board of Directors on March 9, 2003 and as set forth herein, amends and restates the Audit Committee Charter previously adopted on March 4, 2002.

The members of the Audit Committee shall be appointed by the Board of Directors to provide an avenue of communication among the independent auditors, management and the Board of Directors and to assist the Board in monitoring (i) the integrity of the Company’s financial reporting process including its internal controls regarding financial reporting, (ii) the compliance by the Company with legal and regulatory requirements and (iii) the independence and performance of the Company’s external auditors.

The Audit Committee’s responsibility is oversight. Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles, and internal controls. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. It is recognized that the members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including auditor independence. As such, it is not the duty of the Audit Committee to plan or conduct audits to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representation made by management of the independent auditor as to any information technology services of the type describes in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditor to the Company.

The number of members of the Audit Committee and their independence and experience requirements shall meet the National Association of Securities Dealers, Inc. (“NASD”) requirements.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

5. Review with management and the independent auditor the Company’s quarterly statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

6. Meet with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company’s accounting principles and practices taking into consideration the views of the independent auditor, internal auditors or management.

8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

10. Approve the fees paid to the independent auditor.

11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

12. Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.

13. Evaluate the performance of the independent auditor and, whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Recommend to the Board guidelines for the Company’s hiring of employees of the independent auditor who are engaged on the Company’s account.

15. Discuss with the national office of the independent auditor issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management’s responses.

18. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

19. Obtain from the independent auditor an understanding of whether there are any indications that Section 10A of the Private Securities Litigation Reform Act of 1995 is applicable and consult counsel if necessary.

20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

21. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

22. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

a. A discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to require information, and any disagreements with management.

b. Any changes required in the planned scope of the internal audit.

c. The internal audit department responsibilities, budget and staffing.

23. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

24. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

25. Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

26. Meet at least quarterly with the Company’s principal accounting officer and the independent auditor and annually in separate executive sessions.

27. Annually review policies and procedures as well as audit results associated with directors’ and officers expense accounts and perquisites.

28. Annually review director and officer related party transactions and potential conflicts of interest.

29. Perform any other activities consistent with this Charter, as the Audit Committee or Board deems necessary or appropriate.